UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) February 6, 2003


                                   AGWAY INC.
                                   ---------
             (Exact name of registrant as specified in its charter)


Delaware                             2-22791                          15-0277720
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                     (IRS Employer
of incorporation)                  File Number)              Identification No.)


333 Butternut Drive, DeWitt, New York                                      13214
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code (315) 449-6436




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

DIRECTOR RESIGNATION
--------------------
On January 16, 2003, Pennsylvania Governor-Elect Edward G. Rendell announced that he would nominate Dennis Wolff as Secretary of Agriculture for the Commonwealth of Pennsylvania. In addition, Mr. Wolff was made Acting Secretary until the Senate confirmation of his nomination is completed. As a result, effective January 21, 2003, Dennis Wolff resigned as a member of the Agway Board of Directors.

AMENDMENT TO BY-LAWS
--------------------
As a result of the above noted director resignation, coupled with the announcement of the resignation of Agway director and CEO Donald Cardarelli effective April 1, 2003, the board of directors approved on January 24, 2003 an amendment to the Company's by-laws to decrease the minimum required board members from 12 to 10. A copy of the amended by-laws (including the revisions to Section 5.1) are included as an exhibit to this filing and are hereby incorporated by reference.

SUSPENSION OF DIRECTOR NOMINATION PROCEDURES FOR 2003
------------------------------------------------------
Agway filed for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code on October 1, 2002 and has divested itself of or is continuing to seek divestiture of significant subsidiaries or other assets and, as result, is a smaller, more focused Company. At this time, it is unclear how the pending reorganization of the Company will impact the future governance structure of the Company. Therefore, it was decided by the Company's board of directors at its December 18, 2002 meeting that completing nominating procedures during this transition period is both costly and unnecessary. Therefore, the board of directors approved a suspension of the director nominating procedures as detailed in
Section 5.3 (b), (c), (d) and (e) of the By-Laws of Agway Inc. for calendar year 2003.
















CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Agway is including the following cautionary statement in this Form 8-K to make applicable and take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statement made by, or on behalf of, Agway. Where any such forward-looking statement includes a statement of the assumptions or basis underlying such forward-looking statement, Agway cautions that, while it believes such assumptions or basis to be reasonable and make them in good faith, assumed facts or basis almost always vary from actual results, and the differences between assumed facts or basis and actual results can be material, depending upon the circumstances. Certain factors that could cause actual results to differ materially from those projected have been discussed herein and include the factors set forth below. Other factors that could cause actual results to differ materially include uncertainties of economic, competitive and market decisions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of Agway. Where, in any forward-looking statement, Agway, or its management, expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished. The words "believe," "expect," "intend" and "anticipate" and similar expressions identify forward-looking statements.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

The following exhibits are filed as part of this report.

No.

3 (ii)   By-laws of Agway Inc., as amended January 24, 2003


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AGWAY INC.
                                         (Registrant)



Date    February 6, 2003                 By      /s/ PETER J. O'NEILL
       --------------------                ----------------------------------
                                                   Peter J. O'Neill
                                                 Senior Vice President
                                                  Finance & Control
                                           (Principal Financial Officer and
                                               Chief Accounting Officer)